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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2007

                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                       000-31861           95-4344224
    --------------------------------   -------------------   ----------------
    (State or other jurisdiction        (Commission File      (IRS Employer
    of incorporation or organization)    Number)             Identification No.)

    6101 Variel Avenue
    Woodland Hills, CA                                            91367
    ----------------------------------                       ------------------
    (Address of principal executive                           (Zip Code)
     offices)

    Registrant's telephone number, including area code        (818) 251-7100

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results Of Operations And Financial Condition

        On May 15, 2007, the Company issued a press release announcing its financial results for the second quarter of fiscal 2007 ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

        This information and Exhibit 99.1 are furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01      Financial Statements and Exhibits

        (d)    Exhibits.

               Exhibit 99.1  Press Release of the Company dated May 15, 2007



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2007                        OPTICAL COMMUNICATION PRODUCTS, INC.
                                    a Delaware corporation



                                    By:    /s/ Frederic T. Boyer
                                        ---------------------------------------
                                    Frederic T. Boyer
                                    Senior Vice President and CFO